EXHIBIT 10.1
                                                                    ------------

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

     THIS LOAN AND SECURITY AGREEMENT (the "AGREEMENT") is made effective the 31 day of August, 2004, by and among 2844 Associates, a Pennsylvania limited partnership and HHLP Valley Forge Associates, a Pennsylvania limited partnership (individually a "BORROWER" and collectively the "BORROWER") and SOVEREIGN BANK ("BANK").

                                   BACKGROUND
                                   ----------

     WHEREAS, each Borrower is the owner of a certain hotel property, which property is the part of a certain real estate investment trust known as the Hersha Hospitality Trust.

     WHEREAS, each Borrower has requested and Bank has agreed to extend a line of credit facility in the amount of $35,000,000 (the "Line").

     WHEREAS, Hersha Hospitality Trust, a Maryland businesss trust ("Hersha") and Hersha Hospitality Limited Partnership, a Pennsylvania limited partnership ("HHLP") are acting as guarantors and sureties for the Line.

     WHEREAS, capitalized terms not otherwise defined herein will have the following meanings:

     "AFFILIATE", as to any Person, means each other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Person in question.

     "APPRAISAL" means as an appraisal performed by an appraiser approved by Bank and in form and substance satisfactory to Bank and otherwise conforming to the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989. Bank reserves the right to make reasonable adjustments in the assumptions and other variables used in such appraisals in order to conform to the policies of Bank, which adjustments may result in a change in the appraised value.

     "APPRAISED VALUE" the fair market value of each property constituting or proposed to constitute Real Estate as shown by an Appraisal of such property.

     "ASSIGNMENTS" has the meaning given to such term in Section 10.1 hereof.

     "BANK INDEBTEDNESS" shall mean all obligations and Indebtedness of Borrower to Bank, whether now or hereafter owing or existing, including, without limitation, all obligations under the Loan Documents, all obligations to reimburse Bank for payments made by Bank pursuant to any letter of credit issued for the account or benefit of Borrower by Bank, all other obligations or undertakings now or hereafter made by or for the benefit of Borrower to or for the benefit of Bank under any other agreement, promissory note or undertaking now existing or hereafter entered into by Borrower with Bank, including, without limitation, all obligations of Borrower to Bank under any guaranty or surety agreement (including without limitation the Guaranty and Suretyship Agreement of even date herewith pursuant to which Borrower guarantees and becomes surety to Bank for all obligations of each Borrower to Bank arising under or in


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connection with the Line and all obligations of Borrower to immediately pay to
Bank the amount of any overdraft on any deposit account maintained with Bank, together with all interest and other sums payable in connection with any of the foregoing.

     "BORROWER" shall have the meaning given to such term in the preamble hereto and shall also include any Replacement Borrower.

     "BORROWING BASE" has the meaning given to such term in Section 1.4 herein.

     "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Pennsylvania are authorized by law to close.

     "COLLATERAL" means (i) all real and personal property subject to the lien of the Mortgages or any Substitute Mortgage (hereinafter the "COLLATERAL PROPERTIES"), (ii) all monies, rights to monies, claims, causes of action, rights and remedies with respect to licenses, permits, leases, agreements, and construction and other contracts and assets which are the subject of the Assignments or any Substitute Assignment, and (iii) all other property of Borrower now or hereafter securing payment and performance of the Loan and the Loan Documents.

     "COLLATERAL DOCUMENT DEFAULT" has the meaning given to such term in Section
4.4 herein.

     "COLLATERAL DOCUMENTS" means as to each property constituting or proposed to constitute Real Estate all of the mortgages, agreements, certificates, and other documents and instruments evidencing, securing and/or otherwise relating to the Real Estate, as the same may be amended from time to time in accordance with the terms hereof.

     "CORPORATION" means a corporation, partnership, trust, unincorporated organization, association or joint stock company.

     "DEFAULT RATE" has the meaning given to such term in Section 2.2 herein.

     "DEBT SERVICE COVERAGE RATIO" means the ratio of Person's (i) consolidated Net Operating Income, calculated on an annualized basis, to (ii) the annual interest payments due on the Line, calculated as if the full amount of the Line was disbursed and outstanding on such date, at the interest rate in effect on such date.

     "DEFERRED COMPENSATION PLAN" means any plan described in Section 3(3) of ERISA or any other plan or arrangement under which Borrower or any ERISA Affiliate may become obligated to pay deferred, bonus, incentive, or other compensation or health, life, medical, dental, or other welfare benefits, excluding only any fully insured major medical, hospital, or dental program for which Borrower or such ERISA Affiliate has no obligation other than the payment of premiums.

     "DEPOSIT ACCOUNTS" has the meaning given to such term in Section 5.22 herein.

     "EBITDA" means a given Person's net income of the immediately preceding quarter plus interest expense (per GAAP), income taxes, depreciation and amortization expense and


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other non-cash charges. EBITDA shall also include such Person's ownership share of EBITDA in unconsolidated affiliates. EBITDA shall exclude extraordinary gains and losses.

     "ENVIRONMENTAL AFFILIATE" means Borrower and any other Person for whom Borrower at any time has any liability (contingent or otherwise) with respect to any claims arising out of the failure of Borrower or such Person to comply with all applicable Environmental Requirements.

     "ENVIRONMENTAL CLEANUP SITE" means any location which is listed or proposed for listing on the National Priorities List, on CERCLIS or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding or investigation related to or arising from any alleged violation of any Environmental Requirements.

     "ENVIRONMENTAL REQUIREMENTS" means any and all applicable federal, state or local laws, statutes, ordinances, regulations or standards, administrative or court orders or decrees, common law doctrines or private agreements, relating to
(i) pollution or protection of the environment and natural resources, (ii) exposure of employees or other persons to Special Materials, (iii) protection of the public health and welfare from the effects of Special Materials and their products, by-products, wastes, emissions, discharges or releases, and (iv) regulation, licensing, approval or authorization of the manufacture, generation, use, formulation, packaging, labeling, transporting, distributing, handling, storing or disposing of any Special Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations issued in connection therewith.

     "ERISA AFFILIATE" means each trade or business (whether or not incorporated) that, together with Borrower, would be treated as a single employer under Section 4001(b)(1) of ERISA or Section 414(b) or 414(c) of the Internal Revenue Code.

     "EVENT OF DEFAULT" means each of the events specified in Section 12.1.

     "EXPIRATION DATE" has the meaning given to such term in Section 1.1 herein.

     "GAAP" means generally accepted accounting principles in the United States of America, in effect from time to time, consistently applied and maintained.

     "GROSS ASSET VALUE" will consist of the following: (a) Operating Real Estate Value, plus (b) cash and equivalents (excluding any restricted cash), plus (c) accounts receivable less than 90 days, plus (d) with respect to any operating hotel acquired during the preceding fiscal quarter, the acquisition costs of such property.

     "GUARANTORS" means, collectively, Hersha and HHLP and any other Person that has guaranteed the performance of the Borrower's obligation under the Loan Documents, in whole or in part; each individually a "Guarantor"

     "GUARANTY" has the meaning given to such term in Section 10.1 hereof.

     "HERSHA" shall have the meaning given to such term in the recitals hereto.

     "HHLP" shall have the meaning given to such term in the recitals hereto.

     "INDEBTEDNESS", as applied to a Person, means:

          (a) all items (except items of capital stock or of surplus) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined;

          (b) to the extent not included in the foregoing, all indebtedness, obligations, and liabilities secured by any mortgage, pledge, lien, conditional sale or other title retention agreement or other security interest to which any property or asset owned or held by such Person is subject, whether or not the indebtedness, obligations or liabilities secured thereby shall have been assumed by such Person; and

          (c) to the extent not included in the foregoing, all indebtedness, obligations and liabilities of others which such Person has directly or indirectly guaranteed, endorsed (other than for collection or deposit in the ordinary course of business), sold with recourse, or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

     Notwithstanding the foregoing, the term "Indebtedness" shall not include any amounts that are non-recourse to Borrower (other than usual and customary carveouts).

     "INTEREST EXPENSE" means all of a Person's accrued, paid or capitalized interest costs plus such Person's ownership share of interest expense of unconsolidated affiliates or joint ventures, plus 100% of any accrued, paid or capitalized interest incurred on any obligation for which such Person is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities. Interest Expense shall also include fees paid on letters of credit. Interest Expense will be calculated over the last four rolling quarters.

     "LINE" has the meaning given to such term in Section 1.1 herein.

     "LINE NOTE" has the meaning given to such term in Section 1.1 herein.

     "LINE REQUEST" has the meaning given to such term in Section 1.3 herein.

     "LOAN DOCUMENTS" means this Agreement, the Line Note, the Assignments and other documents and agreements referred to in Section 10.1(a) hereof, and all other documents, executed or delivered by Borrower pursuant to this Agreement, as they may be amended from time to time, and shall include any Substitute Mortgage.

     "MINIMUM TANGIBLE NET WORTH" means Total Assets less any Intangibles and all Liabilities, each based on GAAP, plus 85% of future equity offerings, measured quarterly.


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
     "MULTIEMPLOYER PLAN" means a plan described in Section 3(37) or 4001(a)(3) of ERISA or Section 414 of the Internal Revenue Code of 1986, as amended from time to time, which cover employees of Borrower or any ERISA Affiliate.

     "NET OPERATING INCOME" means Borrower's consolidated gross revenues less expenses (excluding depreciation, interest and amortization).

     "NOI" means for any given period, the sum of the following: (a) rents and other revenues received in the ordinary course from the Collateral Properties (excluding pre-paid rents) minus (a) all expenses paid or accrued related to the operation or maintenance of such Property minus, including a management fee and
(b) the Reserve for Replacements for such Property.

     "OBLIGOR" means Borrower, Guarantors, any Person delivering to Bank a Substitute Mortgage, any Replacement Borrower and/or any other Person that is a borrower or guarantor under any of the Loan Documents.

     "OPERATING REAL ESTATE VALUE" means the aggregate EBITDA generated by the Borrower and its subsidiaries for the preceding fiscal quarter annualized and capitalized at the higher of (a) 10.5%; or (b) the national average capitalization rate as reported by the Korpacz Real Estate Investor Survey for limited service hotels; the capitalization rate shall be adjusted not more than annually. For the purposes of determining Operating Real Estate Value, EBITDA from properties acquired during the prior quarter or disposed of during the prior quarter shall be excluded.

     "PERSON" means an individual, a corporation or a government or any agency or subdivision thereof, or any other entity.

     "POTENTIAL DEFAULT" means the occurrence of any event which with the giving of notice or passage of time or both, without would constitute an Event of Default.

     "PRIME RATE" means the rate announced, from time to time, by Bank as its Prime Rate. Bank's Prime Rate need not be the lowest rate charged by Bank, but is the rate from which other rates are calculated.

     "REAL ESTATE" means those parcels of real property, together with the improvements thereon, including without limitation the real property listed on Exhibit "A" attached hereto, as the same may be amended from time to time in accordance with the provisions hereof.

     "REPLACEMENT BORROWER" means any Person, reasonably acceptable to Bank, who becomes a Borrower hereunder pursuant to Section 4.4 hereof or otherwise.

     "SPECIAL MATERIALS" means any and all materials that, under Environmental Requirements, require special handling in use, generation, collection, storage, treatment or disposal, or payment of costs associated with responding to the lawful directives of any court or agency of competent jurisdiction. Special Materials shall include, without limitation: (i) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance specified in or regulated or otherwise affected by any

Environmental Requirements (including but not limited to any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended or any similar state or local law), (ii) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, and (iii) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon, urea formaldehyde and lead-containing materials.

     "SUBSIDIARY" means a Corporation (a) which is organized under the laws of the United States or any state thereof, or any other county or jurisdiction, (b) which conducts substantially all of its business and has substantially all of its assets within the United States, and (c) of which more than fifty percent (50%) of its outstanding voting stock of every class (or other voting equity interest) is owned by Borrower or one or more of its Subsidiaries.

     "SUBSTITUTE ASSIGNMENT" has the meaning given to such term in Section 4.4 hereof.

     "SUBSTITUTE COLLATERAL" means any Real Estate owned by an affiliate or subsidiary of a Borrower or a Guarantor, where Bank shall have received an Appraisal of such real property and such other reports, documents and instruments as may be required by Bank pursuant to Section 4.4 hereof. Upon the delivery of Substitute Collateral to Bank and the acceptance thereof by Bank, all such documents and instruments shall constitute Collateral Documents and the real property to which they relate shall constitute Real Estate (and Exhibit "A" shall be amended accordingly).

     "SUBSTITUTE MORTGAGE" has the meaning given to such term in Section 4.4 hereof.

     "TOTAL FUNDED LIABILITIES" means all recourse and non-recourse mortgage debt, letters of credit, margin debt, unsecured debt, and to the extent required under GAAP to be reported as a liability, any lease obligations, guarantees of indebtedness, and subordinated debt.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any extensions of credit now or hereafter made to or for the benefit of Borrower by Bank, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   THE LINE: USE OF PROCEEDS.
     -------------------------

     1.1  LINE OF CREDIT. Bank will establish for Borrower for and
          --------------
during the period from the date hereof and until the date which is thirty-six
(36) months from the date hereof, or May ___, 2007 (the "Expiration Date"), subject to the terms and conditions hereof (including without limitation the Borrowing Base set forth in Section 1.4 herein), a revolving line of credit (the "Line") pursuant to which Bank will from time to time make loans to Borrower in an aggregate outstanding principal amount not to exceed at any time Thirty-Five Million Dollars ($35,000,000). Within the limits of the Line, Borrower may borrow, repay and reborrow under the Line. The Line shall be subject to all terms and conditions set forth in all of the Loan Documents which terms and conditions are incorporated herein. Borrower's obligation to repay advances under the Line shall be evidenced by Borrower's promissory note (the "Line Note") in the face amount of Thirty-Five Million Dollars ($35,000,000), dated the date of this Agreement, payable to the order of Bank, and otherwise in form and substance satisfactory to Bank.

     1.2  USE OF PROCEEDS. Borrower agrees to use advances under the
          ---------------
Line (i) to acquire commercial real estate or an interest therein, (ii) for working capital, (iii) for letters of credit, and (iv) for general corporate purposes.

     1.3  ADVANCES OF THE LINE. Borrower shall give Bank not less than 3
          --------------------
Business Days prior written notice of a proposed advance of the Line (each a "LINE REQUEST"). Each Line Request shall (i) state the use of the proceeds of the Line being requested (including the real estate project to which such use relates), (ii) contain a description of the economics of such real estate project, and (iii) contain such other information as Bank may request in the exercise of its reasonable discretion. Provided that all of the conditions precedent to Bank making such advance have occurred, and provided further that the making of such advance will not cause Borrower to be in default of the covenants and conditions set forth in this Agreement (including without limitation Sections 7.1 through 7.4 herein), Bank shall make the proceeds of such advance available to Borrower by crediting the amount thereof to Borrower's deposit account with Bank.

     1.4  BORROWING BASE. Notwithstanding anything contained herein to the
          --------------
contrary, but subject to the provisions of Section 4.4(b) herein, the aggregate outstanding principal balance of the Line shall not exceed at any time the lesser of (i) sixty-seven percent (67%) of the Appraised Value of the Collateral Properties, or (ii) an amount that would cause the Borrower to exceed the Minimum Debt Service Coverage Ratio, as calculated pursuant to Section 7.4 hereof (the "BORROWING BASE"). The Borrowing Base shall be tested quarterly and upon the request of Borrower to Bank to release any of the Collateral properties, in accordance with Section 4.4 hereof. To the extent that the outstanding principal balance of the Line exceeds the Borrowing Base, as calculated by Bank, at the time of such testing, Borrower shall immediately repay an aggregate amount of principal of the Line equal to the amount by which the aggregate then unpaid principal balance of the Line exceeds the Borrowing Base.

     1.5  PARTICIPATION AGREEMENT. Borrower acknowledges and agrees that
          -----------------------
Bank intends to sell one or more participation interests in the Line to one or more financial institutions. Notwithstanding anything to the contrary herein, the outstanding principal balance of the Line may not exceed $20,000,000 until such time as Bank enters into such a participation agreement with regard to the Line, and, until such time, Bank shall have no obligation to advance amounts hereunder that would cause the outstanding principal balance of the Line to exceed $20,000,000.

2.   INTEREST RATE.
     -------------

     2.1  INTEREST ON THE LINE. Interest on the unpaid outstanding
          ------------------------
principal balance of the Line will accrue from the date of advance until final payment thereof at a per annum rate equal to the Prime Rate in effect from time to time (such interest rate to change immediately upon any change in the Prime
Rate).

     2.2  DEFAULT INTEREST. From the maturity of the obligations evidenced
          ----------------
by the Line Note, as well as upon the occurrence of an Event of Default, the outstanding principal balance and all other sums due hereunder and under the Line Note shall bear interest at a rate which is four percent (4%) in excess of the non-default rate otherwise set forth herein ("Default Rate"). Notwithstanding the provisions of 42 Pa. C.S. Sec. 8101 to the contrary, the Default Rate shall apply to all sums evidenced by the Line Note as set forth above, including after entry of a judgment or judgments against Borrower, and said judgment or judgments shall bear interest at the Default Rate until satisfied in full.

     2.3  CALCULATION. Interest will be computed on the basis of a year of
          -----------
360 days and paid for the actual number of days elapsed.

     2.4  LIMITATION OF INTEREST TO MAXIMUM LAWFUL RATE. In no event will
          ---------------------------------------------
the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate will be refunded to Borrower. Such refund will be made by application of the excessive amount of interest paid against any sums outstanding hereunder and will be applied in such order as Bank may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the sums outstanding will be refunded in cash by Bank. Any such crediting or refunding will not cure or waive any default by Borrower. Borrower agrees, however, that in determining whether or not any interest payable hereunder exceeds the highest rate permitted by law, any non-principal payment, including without limitation prepayment fees and late charges, will be deemed to the extent permitted by law to be an expense, fee, premium or penalty rather than interest.

3.   PAYMENTS AND FEES.
     -----------------

     3.1  INTEREST PAYMENTS ON THE LINE. Borrower will pay interest on
          -----------------------------
the outstanding principal balance of the Line monthly, on the first day of each calendar month commencing on July 1, 2004.

     3.2  PRINCIPAL PAYMENTS ON THE LINE. Borrower will pay the outstanding
          ------------------------------
principal balance of the Line, together with any accrued and unpaid interest thereon, and any other sums due pursuant to the terms hereof, on the Expiration Date.

     3.3  COMMITMENT FEE. Borrower shall pay to Bank a commitment fee of
          --------------
0.5% of the total amount of the Line to be paid as follows: 0.25% at Closing, 0.125% on the 1st anniversary of closing, and 0.125% on the 2nd anniversary.

     3.4  UNUSED FEE. On each anniversary date of the date hereof, Borrower
          ----------
shall pay to Bank a fee based on the unused portion of the Line for the preceding twelve (12) month period, which fee shall be calculated in accordance with the remainder of this Section 3.4. Specifically, on the first (1st) anniversary date of the date hereof, Borrower will pay to Bank a fee equal to the product of 10 basis points multiplied by the Average Unused Line Amount for the preceding 12 month period. On each anniversary date thereafter, Borrower shall pay Bank a fee equal to the product of 15 basis points multiplied by the Average Unused Line Amount for the immediately preceding twelve (12) month period if the Average Unused Line Amount is equal to or greater than 50% of the total amount of the Line; provided that if the Average Unused Line Amount for the immediately preceding twelve (12) month period is less than 50% of the total Line, the fee to be paid by Borrower shall be the product of 20 basis points multiplied by the Average Unused Line Amount for the immediately preceding twelve (12) month period. For the purposes of this

Section 3,4, the term "Average Unused Line Amount" shall mean the total Lime amount less the average daily outstanding balance of the Line.

     3.5  LATE CHARGE. In the event that Borrower fails to pay any
          -----------
principal, interest or other fees or expenses payable hereunder for a period of at least ten (10) days after the same shall become due, in addition to paying such sums, Borrower will pay to Bank a late charge equal to four percent (4%), of such past due payment as compensation for the expenses incident to such past due payment.

     3.6  PAYMENT METHOD. Borrower irrevocably authorizes Bank to debit all
          --------------
payments required to be made by Borrower hereunder or otherwise under the Line, on the date due, from any deposit account maintained by Borrower with Bank (other than escrow funds owned legally by Borrower but held in escrow for the beneficial interest of another Person). Otherwise, Borrower will be obligated to make such payments directly to Bank. All payments are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank.

     3.7  APPLICATION OF PAYMENTS. Prior to the occurrence of an Event of
          -----------------------
Default, any and all payments on account of the Line will be applied first, to
                                                                     -----
any amounts due to Bank pursuant to the Loan Documents, other than principal and interest on the Line; second, to accrued interest due under the Line; and third,
                      ------                                              -----
to outstanding principal under the Line. Following the occurrence of an Event of Default, any and all payments on account of the Line will be applied to accrued and unpaid interest, outstanding principal and other sums due hereunder or under the Loan Documents, in such order as Bank, in its discretion, elects. If Borrower makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

     3.8  LOAN ACCOUNT. Bank will open and maintain on its books a loan
          ------------
account with respect to advances made, repayments, prepayments, the computation and payment of interest and fees and the computation and final payment of all other amounts due and sums paid to Bank under this Agreement. Except in the case of manifest error in computation, such account will be conclusive and binding on the Borrower as to the amount at any time due to Bank from Borrower under this Agreement or the Note.

     3.9  INDEMNITY; LOSS OF MARGIN. Borrower will indemnify Bank against
          -------------------------
any reasonable loss or expense which Bank sustains or incurs as a consequence of an Event of Default, including, without limitation, any failure of Borrower to pay when due (at maturity, by acceleration or otherwise) any principal, interest, fee or any other amount due under this Agreement or the other Loan Documents. If Bank sustains or incurs any such loss or expense it will from time to time notify Borrower in writing of the amount determined in good faith by Bank to be necessary to indemnify Bank for the loss or expense. Such amount will be due and payable by Borrower to Bank within ten (10) days after presentation by Bank of a statement setting forth a brief explanation of and Bank's calculation of such amount, which statement shall be conclusively deemed correct absent manifest error. Any amount payable to Bank under this Section will bear interest at the default rate payable under the Line from the due date until paid, both before and after judgment.

     In the event that any present or future law, rule, regulation, treaty or official directive or the interpretation or application thereof by any central bank, monetary authority or governmental authority, or the compliance with any guideline or request of any central bank, monetary authority or governmental authority (whether or not having the force of law):

          (a) subjects Bank to any tax with respect to any amounts payable under this Agreement or the other Loan Documents by Borrower or otherwise with respect to the transactions contemplated under this Agreement or the other Loan Documents (except for taxes on the overall net income and/or revenues of Bank imposed by the United States of America, the Commonwealth of Pennsylvania, or any political subdivision of either of them); or

          (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit, capital maintenance, capital adequacy, or similar requirement against assets held by, or deposits in or for the account of, or loans or advances or commitment to make loans or advances by, Bank; or

          (c) imposes upon Bank any other condition with respect to advances or extensions of credit or the commitment to make advances or extensions of credit under this Agreement,

and the result of any of the foregoing is to increase the costs of Bank, reduce the income receivable by or return on equity of Bank or impose any expense upon Bank with respect to any advances or extensions of credit or commitments to make advances or extensions of credit under this Agreement, Bank shall so notify Borrower in writing. Borrower agrees to pay Bank the amount of such increase in cost, reduction in income, reduced return on equity or capital, or additional expense within ten (10) days after presentation by Bank of a statement concerning such increase in cost, reduction in income, reduced return in equity or capital, or additional expense. Such statement shall set forth a brief explanation of the amount and Bank's calculation of the amount (in determining such amount Bank may use any reasonable averaging and attribution methods), which statement shall be conclusively deemed correct absent manifest error. If the amount set forth in such statement is not paid within ten (10) days after such presentation of such statement, interest will be payable on the unpaid amount at the default rate payable under the Line from the due date until paid, both before and after judgment.

4.   COLLATERAL.
     ----------

     4.1 As security for the performance of this Agreement and the other Loan Documents and the payment of the Line Note and as security for the performance of the Guaranty and all other liabilities of Borrower to Bank (whether absolute or contingent, matured or unmatured, direct or indirect, sole, joint, several or joint and several, similar or dissimilar, related or unrelated, due or to become due or heretofore or hereafter contracted or acquired), Borrower is contemporaneously with the execution hereof granting to Bank a security interests and mortgage liens in and to the Collateral.

     4.2  REPRESENTATIONS REGARDING COLLATERAL. Borrower represents and
          -------------------------------------
warrants that:

          (a) Borrower has full right and title, free from any lien, security interest, encumbrance or other right, title and interest of any other person or entity.

          (b) Borrower has not made any currently effective assignment of any interest in the Collateral other than to Bank pursuant to the Loan Documents.

     4.3  COVENANTS REGARDING COLLATERAL. So long as the Line Note
          ------------------------------
remains unpaid or Bank has any commitment under the Line, without the prior written consent of Bank, which consent shall not be unreasonably withheld or delayed:

          (a)  Borrower shall not obtain, nor shall it permit any other
Obligor to obtain, any other loans or other financing secured by an encumbrance, lien, mortgage, security interest or other interest in any of the Collateral, or assign, sell, transfer (voluntarily or by operation of law), or otherwise dispose of any interest in any of the Collateral or the Real Estate.

          (b) Borrower shall not alter, amend, extend, cancel or otherwise change (nor shall it permit any other obligor to do so) any terms or conditions of the Collateral Documents if as a result thereof there would occur an Event of Default or Potential Default. Following the occurrence of an Event of Default, Borrower shall not alter, amend, cancel or otherwise change any provision of the Collateral Documents.

     4.4  RELEASE AND/OR SUBSTITUTION OF COLLATERAL AND OBLIGORS.
          ------------------------------------------------------
Subject to the terms and conditions of this Section 4.4, Bank may, upon request of Borrower, allow for the release of Collateral and/or the release and substitution of Collateral and any Borrower with Substitute Collateral and a Replacement Borrower, respectively. Specifically, provided that Borrower shall either (x) repay the outstanding principal amount of the Line in an amount equal to the amount by which the then unpaid principal balance of the Line exceeds the Borrowing Base, or (y) in lieu of such repayment, deliver to Bank Substitute Collateral where the Appraised Value of the Collateral Property to which such Substitute Collateral relates, when added to the Appraised Value of all other Collateral Properties that will remain as Collateral for the Line following such release, will cause the then outstanding principal balance of the Line to be not greater than the Borrowing Base, Bank shall, upon receipt of such repayment or Substitute Collateral, release its lien on the applicable Collateral Documents. Notwithstanding the foregoing and, in addition to the foregoing requirements, in connection with the addition of any Substitute Collateral and/or Replacement Borrower, Borrower shall pay all costs and fees of Bank in connection with addition of any Substitute Collateral and/or Replacement Borrower, including, but not limited to the payment of lien searches, title insurance, appraisals, environmental reports, recoding fees, mortgage satisfaction fees, lender's attorney's fees and all other costs and expenses incurred directly by Bank or payable to third parties in connection with the addition of any Substitute Collateral and/or Replacement Borrower, and Borrower shall also provide the following documentation to the Bank, as a condition to any such addition of any Substitute Collateral and /or Replacement Borrower:

          (i) An executive summary of the Substitute Collateral, including, at a minimum, the following information:

                    (a) a description of such Substitute Collateral in form and content reasonably acceptable to Bank;

                    (b) the purchase price paid or to be paid for such Substitute Collateral, if such Substitute Collateral was acquired within 12 months of the submission of such Substitute Collateral hereunder;

                    (c) the current and projected condition of the regional market and specific submarket in which such Substitute Collateral is located (which may be satisfied with the submission of market reports from Smith Travel Research or other acceptable 3rd party firm); and

                    (d) the current projected capital plans and, if applicable, current renovation plans for such Substitute Collateral.

          (ii) an Appraisal of the Substitute Collateral;

          (iii) an open-end mortgage and security agreement with regard to such Substitute Collateral, in form and content acceptable to Bank, whereby Borrower grants to Bank a first priority mortgage lien in and to the Substitute Collateral and all improvements, fixtures, furniture and personal property related thereto (each such open-end mortgage and security agreement being hereinafter referred to as a "SUBSTITUTE MORTGAGE").

          (iv) with regard to such Substitute Collateral, the items set forth in Section 10.2 (a), (b), (c),(e), (f), (h), (i) and (j), as applicable;

          (v) to the extent required by Bank, a Loan Modification Agreement by and among Borrower and Bank and any Replacement Borrower, as may be requested by Bank, in form and substance reasonably acceptable to Bank, whereby the terms and conditions of this Agreement and the other Loan Documents are modified and amended and the Replacement Borrower becomes an Obligor;

          (vi) an environmental indemnity agreement from the Replacement Borrower, with regard to such Substitute Collateral;

          (vii) a collateral assignment of leases and agreements affecting such Substitute Collateral, in form and content satisfactory to Bank, from the Replacement Borrower that owns such Substitute Collateral (each a "SUBSTITUTE ASSIGNMENT");

          (viii) operating statements for such Substitute Collateral in accordance with GAAP for the previous two fiscal years and for the current fiscal year through the fiscal quarter most recently ending, provided that, if such Substitute Collateral has been operating for less than two fiscal years, Borrower shall provide such projections and other information concerning the anticipated operation of such Substitute Collateral as Bank may reasonably request;

          (ix) evidence satisfactory to Bank demonstrating the Substitute Collateral's compliance with Section 7.5 hereof;

          (x) organizational documents of the Replacement Borrower executing and delivering a Substitute Mortgage to Bank, including, without limitation, resolutions and/or unanimous consents of such entities' partners, members or directors, as the case may be, authorizing the execution and delivery of the Substitute Mortgage and the Substitute Assignment and other documents required to be delivered pursuant to this
     Section 4.4 and a good standing or subsistence certificate with respect to all such entities, as the case may be, from the states of incorporation of such entities and/or the states in which any Substitute Collateral is located;

          (xi) such other documentation and information as Bank may reasonably request in order to (A) evaluate the Substitute Collateral, (B) to ensure the appropriate amendment of the Loan Documents, (C) to ensure the due authorization of the Obligor's execution and delivery of documents and agreements in connection with the foregoing.

     4.5  ADDITIONAL DOCUMENTS AND FUTURE ACTIONS. Borrower will, at
          ---------------------------------------
its sole cost, take such actions and provide Bank from time to time with such agreements, financing statements and additional instruments, documents or information as Bank may in its reasonable discretion deem necessary or advisable to perfect, protect, maintain or enforce the security interests in the Collateral, to permit Bank to protect or enforce its interest in the Collateral, or to carry out the terms of the Loan Documents. Each Borrower hereby authorizes and appoints Bank as its attorney-in-fact, with full power of substitution, to take such actions as Bank may deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on such Borrower's behalf and file at such Borrower's expense financing statements and assignments, and amendments thereto, in those public offices deemed necessary or appropriate by Bank to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on such Borrower's behalf such other documents and notices as Bank may deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Each Borrower irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.

5.   REPRESENTATIONS AND WARRANTIES. Each Borrower, each as applicable
     ------------------------------
to it, represents and warrants as follows:

     5.1  VALID ORGANIZATION, GOOD STANDING AND QUALIFICATION.
          ---------------------------------------------------

          (a) Each of Borrower and HHLP is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full power and authority to execute, deliver and comply with the Loan Documents, and to carry on its business as it is now being conducted and is duly licensed or qualified as a foreign limited partnership in good standing under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such licensing or qualification.

          (b) Hersha is a Maryland business trust duly organized, validly existing and in good standing under the laws of the state of Maryland, will full power and authority to execute, deliver and comply with the Loan Documents to which it is a party and to carry on its business that is now being conducted and is duly licensed or qualified as a foreign trust in good standing under the laws of each jurisdiction in which the character or location of the properties owned by it or the business transacted by it requires such licensing or qualification.

     5.2  LICENSES. Borrower has all licenses, registrations, approvals
          --------
and other authority as may be necessary to enable it to own and operate its business and perform all services and business which it has agreed to perform in any state, municipality or other jurisdiction.

     5.3  OWNERSHIP INTERESTS. The ownership of all partnership interests
          -------------------
and other securities (debt and equity) of Borrower, and all pledges, proxies, voting trusts, powers of attorney and other agreements affecting the ownership or voting rights of said interests is as set forth on SCHEDULE 5.3 attached
                                                      ------------
hereto.

     5.4  SUBSIDIARIES. Except as set forth on SCHEDULE 5.4 attached hereto,
          ------------                         ------------
Borrower does not own any shares of stock or other equity interests in any Person, directly or indirectly (by any Subsidiary or otherwise).

     5.5  FINANCIAL STATEMENTS. Borrower has furnished to Bank the audited
          --------------------
consolidated financial statements of each Borrower and each Guarantor, certified without qualification by independent public accountants as of December 31, 2003, and all management and comment letters from such accountants in connection therewith, and its internally prepared interim financial statements as of December 31, 2003. Such financial statements of Borrower (together with the related notes and comments), are correct and complete, fairly present the financial condition and the assets and liabilities of Borrower at such date, and have been prepared in accordance with GAAP. With respect to the interim statements, such statements are subject to year-end adjustment and any accompanying footnotes.

     5.6  NO MATERIAL ADVERSE CHANGE IN FINANCIAL CONDITION. There has been
          -------------------------------------------------
no material adverse change in the financial condition of Borrower or any Guarantor since March 31, 2004.

     5.7  PENDING LITIGATION OR PROCEEDINGS. Except as set forth on SCHEDULE
          ---------------------------------                         --------
5.7 attached hereto, there are no judgments outstanding or actions, suits or
---
proceedings pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower, either Guarantor, or any of the Collateral, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

     5.8  DUE AUTHORIZATION; NO LEGAL RESTRICTIONS. The execution and
          ----------------------------------------
delivery by Borrower and the Guarantors of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and the fulfillment and compliance with the respective terms, conditions and provisions of the Loan Documents: (a) have been duly authorized by all requisite limited partnership action by Borrower and HHLP and all trust action by Hersha, (b) will not conflict with or result in a breach of, or constitute a default (or might, upon the passage of time or the giving of notice or both, constitute a default) under, any of the terms, conditions or provisions of (i) any applicable statute, law, rule, regulation or ordinance,
(ii) Borrowers' or HHLP's certificates of formation or limited partnership agreements or Hersha's trust agreement, (iii) any indenture, mortgage, loan or credit agreement or instrument to which any of Borrower, or Guarantors, is a party or by which it may be bound or affected, or (iv) any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and (c) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any of Borrower or either of the Guarantors under the terms or provisions of any such agreement or instrument, except liens in favor of Bank.

     5.9  ENFORCEABILITY. The Loan Documents have been duly executed by
          --------------
Borrower and Guarantors and delivered to Bank and constitute legal, valid and binding obligations of Borrower and Guarantors, enforceable in accordance with their terms.

     5.10  NO DEFAULT UNDER OTHER OBLIGATIONS, ORDERS OR GOVERNMENTAL
           ----------------------------------------------------------
REGULATIONS.  Borrower and HHLP are not in violation of their respective
-----------
certificates of formation or limited partnership agreements or in default in the performance or observance of any of its obligations, covenants or conditions contained in any indenture or other agreement creating, evidencing or securing any Indebtedness or pursuant to which any such Indebtedness is issued, nor is Borrower or either Guarantor in violation of or in default under any other agreement or instrument or any judgment, decree, order, statute, rule or governmental regulation, applicable to any of them or by which any of their properties may be bound or affected.

     5.11  GOVERNMENTAL CONSENTS. No consent, approval or authorization of
           ---------------------
or designation, declaration or filing with any governmental authority on the part of Borrower or any Guarantor is required in connection with the execution, delivery or performance by Borrower or any Guarantor of the Loan Documents or the consummation of the transactions contemplated thereby.

     5.12  TAXES. Borrower and each Guarantor have filed all tax returns,
           -----
which any of them are required to file and have paid, or made provision for the payment of, all taxes, which have or may have become due pursuant to such returns or pursuant to any assessment received by them. Such tax returns are complete and accurate in all respects. Borrower does not know of any proposed additional assessment or basis for any assessment of additional taxes.

     5.13  ADDRESSES. During the past five (5) years, Borrower has not been
           ---------
known by any names (including tradenames) other than those set forth in SCHEDULE
                                                                        --------
5.13 attached hereto and has been located at any addresses other than those set
----
forth on SCHEDULE 5.13 attached hereto.  Borrower's books and records pertaining
         -------------
to the Collateral will at all times be located at the addresses set forth on
SCHEDULE 5.13; or such other location determined by Borrower after prior notice
-------------
to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Borrower' books and records. SCHEDULE 5.13 identifies the chief executive office of each
                    -------------
Borrower.

     5.14  CURRENT COMPLIANCE. Borrower and each Guarantor are currently in
            ------------------
compliance with all of the terms and conditions of the Loan Documents.

     5.15  DEFERRED COMPENSATION PLANS. Borrower, any Guarantor and any
           ---------------------------
ERISA Affiliate have never been a participant in or has in any way provided or maintained, any Deferred Compensation Plan for the benefit of Borrowers', any Guarantors', or any ERISA Affiliate's employees, or has ever contributed to a Multiemployer Plan.

     5.16  LEASES AND CONTRACTS. Borrower has complied with the provisions
           --------------------
of all material leases, contracts or commitments of any kind to which it is a party and is not in default thereunder. No other party is in default under any such leases, contracts or other commitments and no event has occurred which, but for the giving of notice or the passage of time or both, would constitute an event of default thereunder.

     5.17  CONTINGENT LIABILITIES. There are no suretyship agreements,
           ----------------------
guarantees or other contingent liabilities of Borrower or any Guarantor that are not disclosed by the financial statements mentioned in SECTION 5.5 herein.
                                                       -----------

     5.18  ENCUMBRANCES. The Collateral and other property and assets of
           ------------
Borrower are not subject to any lien, encumbrance or security interest except as set forth on EXHIBIT 5.18 attached.
             ------------

     5.19  SECURITIES ACT. Borrower has not, directly or through any agent,
           --------------
offered the Line Note or any part thereof or any similar security for sale to, or solicited offers to buy the same from, or otherwise approached or negotiated in respect thereof with, anyone other than Bank so as to bring the issue or sale of the Line Note or any part thereof within the provisions of Section S of the Securities Act 1933, as amended.

     5.20  DISCLOSURE. Neither this Agreement, nor the schedules attached to
           ----------
this Agreement, nor the financial statements referred to in this Agreement, nor any certificate, statement, report or other document furnished or to be furnished by Borrower to Bank in connection with this Agreement, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements contained in any of the foregoing not misleading. Borrower has disclosed to Bank in wilting every fact that materially and adversely affects the business or financial condition of Borrower or its ability to perform its obligations under this Agreement, the Line Note, or any other documents or instruments required hereby.

     5.21  MARGIN STOCK. Borrower is not engaged in, nor does it have as one
           ------------
of its substantial activities, the business of extending or obtaining credit for the purpose of purchasing or carrying "margin stock" (as that term is defined in Regulation U, G, T, or X of the Board of Governors of the Federal Reserve System) and no proceeds of any advance of the Line will be used for such purpose of for the purpose of purchasing or carrying any shares of margin stock.

     5.22  BANK ACCOUNTS. Other than the bank accounts set forth on SCHEDULE
           -------------                                            --------
5.22 attached (the "Deposit Accounts"), neither any Borrower nor any Guarantor
----
maintains any accounts with any bank or other financial institution.

     6.   GENERAL COVENANTS. So long as the Line Note remains unpaid or Bank
          -----------------
has any obligation hereunder with respect to the Line, unless Bank otherwise consents in writing, which consent shall not be unreasonably withheld or delayed:

          6.1  LIMITATION ON INDEBTEDNESS. Borrower shall not have at any
               --------------------------
time outstanding to any Person other than Bank, any Indebtedness for borrowed money or any outstanding letters of credit, except:

          (a) current accounts payable incurred in the ordinary course of Borrower's business, accrued expenses and other current items arising out of transactions (other than borrowings) in the ordinary course of Borrower's business;

          (b)  existing Indebtedness for borrowed money described on SCHEDULE
                                                                     --------
               6.1; and
               ---

          (c) future Indebtedness incurred in connection with individual project financing, and excluding specifically lines of credit or loans relating to a pool of collateral.

     6.2  INTENTIONALLY OMITTED.

     6.3  GUARANTIES. Borrower shall not, directly or indirectly, guarantee,
          ----------
endorse (other than for collection or deposit in the ordinary course of business), discount, sell with recourse or for less than the face value or agree (contingently or otherwise) to purchase or repurchase or otherwise acquire, or otherwise become directly or indirectly liable for, or agree (contingently or otherwise) to supply or advance funds (whether by loan, stock purchase, capital contribution or otherwise) in respect of, any Indebtedness, obligations or liabilities of any Person other than an Affiliate.

     6.4  DISPOSITION OF ASSETS. Borrower shall not sell, lease, transfer or
          ---------------------
otherwise dispose of (i) all or substantially all of its property or assets, or
(ii) any material portion of its property or assets unless, in the case of (ii) herein, following any such sale, lease, transfer or other disposition, Borrower shall be in compliance with the covenants contained in Sections 7.1 and 7.2
                                                       --------------------
herein calculated as of the date immediately following such sale, lease, transfer or other disposition.

     6.5  INTENTIONALLY DELETED.

     6.6  TAXES; CLAIMS FOR LABOR AND MATERIALS. Borrower will pay or cause
          -------------------------------------
to be paid when due all taxes, assessments, governmental charges or levies imposed upon it or its income, profits, payroll or any property belonging to it, including without limitation all withholding taxes, and all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any of its properties or assets.

     6.7  LIENS. Borrower shall not create, incur or permit to exist any
          -----
mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on its property or assets, whether now owned or hereafter acquired, or upon any income, profits or proceeds therefrom, except:

          (a)  Security interests and other liens held by Bank;

          (b) Liens incurred or deposits made in the ordinary course of business (i) in connection with worker's compensation, unemployment insurance, social security and other like laws or (ii) to secure the performance of statutory obligations, not incurred in connection with either (A) the borrowing of money or (B) the deferred purchase price of goods or inventory;

          (c) Encumbrances consisting of zoning restrictions, easements, restrictions on the use of real property or minor irregularities of title thereto, none of which impairs the use of such property by that Obligor in the operation of its business; or

          (d)  Liens and security interests listed on SCHEDULE 6.7 attached
                                                    ------------
hereto.

          (e)  Liens and security interests securing Indebtedness permitted by
SECTION 6.1 herein.
-----------

     Borrower shall not enter into any agreement with any other Person which shall prohibit Borrower from granting, creating or suffering to exist, or otherwise restrict in any way (whether by covenant, by identifying such event as a default under such agreement or otherwise) the ability of Borrower to grant, create or suffer to exist, any lien, security interest or other charge or encumbrance upon or with respect to any of its assets in favor of Bank.

     6.8  EXISTENCE; APPROVALS; QUALIFICATION; BUSINESS OPERATIONS;
          ---------------------------------------------------------
COMPLIANCE WITH LAWS.  Borrower and each Guarantor (a) will obtain, preserve and
--------------------
keep in full force and effect its separate corporate existence and all rights, licenses, registrations and franchises necessary to the proper conduct of their respective businesses or affairs; (b) will qualify and remain qualified as a foreign corporation, in each jurisdiction in which the character or location of the properties owned by any of them, respectively, or the business transacted by any of them requires such qualification; (c) will continue to operate their respective businesses as presently operated and will not engage in any new businesses without the prior written consent of Bank; and (d) will comply with the requirements of all applicable laws and all rules, regulations (including environmental regulations) and orders of regulatory agencies and authorities having jurisdiction over it.

     6.9  MAINTENANCE OF PROPERTIES. Borrower will maintain, preserve,
          -------------------------
protect and keep or cause to be maintained, preserved, protected and kept its real and personal property used or useful in the conduct of its business in good working order and condition, reasonable wear and tear excepted, and will pay and discharge when due the cost of repairs to and maintenance of the same.

     6.10  INSURANCE. Borrower will carry adequate insurance issued by an
           ---------
insurer acceptable to Bank, in amounts acceptable to Bank (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Bank, and shall cause Bank to be named as loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests may appear with thirty (30) days' notice to be given Bank by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Borrower shall cause to be delivered to Bank the insurance policies therefor or in the alternative, evidence of insurance, and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Borrower shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all return or unearned premiums directly to Bank and not to Borrower and Bank jointly.

     Borrower shall not take out any insurance without having Bank named as loss payee, mortgagee and additional insured thereon.

     6.11  INSPECTIONS; EXAMINATIONS. Borrower hereby irrevocably
           -------------------------
authorizes and directs all accountants and auditors employed by Borrower at any time to exhibit and deliver to Bank copies of any and all of Borrower's financial statements, or other accounting records of any sort in the accountant's or auditor's possession and copies of all reports submitted to Borrower by such accountants or auditors, including management letters, "comment" letters and audit reports, and to disclose to Bank any information they may have concerning Borrower's financial status and business operations. Borrower further authorizes all federal, state and municipal authorities to furnish to Bank copies of reports or examinations relating to any Borrower, whether made by Borrower or otherwise.

     The officers of Bank, or such Persons as any of them may designate, may visit and inspect any of the properties of Borrower, examine (either by Bank's employees or by independent accountants) any of the Collateral or other assets of Borrower, including the books of account of Borrower, and discuss the affairs, finances and accounts of Borrower with its officers and with its independent accountants, at such times as Bank may desire.

     6.12  DEFAULT UNDER OTHER INDEBTEDNESS. Borrower shall not permit
           --------------------------------
any of its material Indebtedness to be in default. If any Indebtedness of Borrower is declared or becomes due and payable before its expressed maturity by reason of default or otherwise or to the knowledge of Borrower, the holder of any such Indebtedness shall have the right (or upon the giving of notice or the passage of time, or both, shall have the right) to declare such Indebtedness to be so due and payable, Borrower will immediately give Bank written notice of such declaration, acceleration or right of declaration.

     6.13  DEFERRED COMPENSATION PLANS. Borrower, Guarantors and any ERISA
           ---------------------------
Affiliate shall not become a participant in, or in any way provide or maintain, any Deferred Compensation Plan for the benefit of any of Borrower's, any Guarantor's or any ERISA Affiliates' employees, or shall contribute to any Multiemployer Plan, without giving Bank prior written notice of such action and executing such related amendments to this Agreement as Bank may request.

     6.14  BANK ACCOUNTS. As additional compensation to Bank, and in
           -------------
consideration of the rate of interest being charged by Bank to Borrower, Borrower will maintain deposit accounts with Bank.

     6.15  MAINTENANCE OF MANAGEMENT. Borrower will cause its business to be
           -------------------------
continuously managed by its present management or such other persons (serving in such management positions) as may be reasonably satisfactory to Bank.

     6.16  TRANSACTIONS WITH AFFILIATES. Borrower shall not enter into or
           ----------------------------
conduct any transaction with any Affiliate except on terms that would be usual and customary in a similar transaction between Persons not affiliated with each other and except as disclosed to Bank. Borrower shall not make any loans or extensions of credit to any of its Affiliates, shareholders, directors or officers, except for the existing loans described in SCHEDULE 6.16 attached
                                                     -------------
hereto. Borrower will cause all of its Indebtedness at any time owed to its Affiliates, partners, directors and officers to be subordinated in all respects to all present and future Bank Indebtedness and will not make any payments thereon, except as approved by Bank in writing.

     6.17  RESTRICTION ON TRANSFER. Borrower shall not permit the transfer
           -----------------------
or assignment of any general or limited partnership interest or, as applicable, any other ownership interest in any Borrower without the prior written consent of Bank.

     6.18  NAME OR ADDRESS CHANGE. Borrower shall not change its name or
           -----------------------
address except upon thirty (30) days prior written notice to Bank and delivery to Bank of any items requested by Bank to maintain perfection and priority of Bank's security interests and access to Borrower's books and records.

     6.19  NOTICES. Borrower will promptly notify Bank of (a) any action or
           -------
proceeding brought against Borrower wherein such action or proceeding would, if determined adversely to Borrower result in liability of Borrower in excess of $25,000 individually, or $50,000 in the aggregate, (b) the occurrence of any Event of Default, (c) any fact, condition or event which, with the giving of notice or the passage of time or both, could become an Event of Default, (d) the failure of Borrower to observe any of its undertakings under the Loan Documents, or (e) any material adverse change in the assets, business, operations or financial condition of Borrower.

     6.20  MATERIAL ADVERSE CONTRACTS. Borrower shall not become or be a
           --------------------------
party to any contract or agreement which has a materially adverse impact on Borrower's ability to perform under this Agreement or any other agreement with Bank to which Borrower is a party.

     6.21  APPRAISALS. Bank shall have the right, in the exercise of its
           ----------
reasonable discretion, and/or as required by any applicable governmental authority, at Borrower's cost and expense, to obtain additional or updated Appraisals on any or all of the Real Estate.

     6.22  BANK ACCOUNTS.
           -------------

          (a) Except as otherwise permitted herein, no Borrower or Guarantor shall open or maintain any bank accounts with respect to the Collateral, the Collateral Documents or the Real Estate other than Borrower's deposit accounts and bank accounts maintained with Bank. Each Borrower and Guarantor shall deposit or cause to be deposited into the Deposit Accounts or such other accounts as may be maintained with Bank from time to the time the rentals and other income from the Real Estate and all other Payments. Any income received with respect to the balance from time to time standing to the credit of the Deposit accounts and any other deposit accounts maintained with Bank, including any interest, shall remain, or be deposited in the Deposit Accounts or such other accounts.

          (b) All right, title and interest in and to the cash amounts on deposit from time to time in the Deposit Accounts shall vest in Bank, shall constitute part of the Collateral hereunder and shall not constitute payment of Bank Indebtedness until applied thereto as hereinafter provided. Each Borrower and Guarantor shall as promptly as possible deposit the proceeds of any Collateral and all payments received by it into the Deposit Accounts. Until so deposited, all such proceeds shall be held in trust by the Borrower and/or Guarantor for and as the property of Bank and shall not be commingled with any other funds or property of either of them.

          (c) If an Event of Default shall have occurred and Bank shall have given notice to the Borrower and/or Guarantor of its intent to exercise exclusive control over the Deposit Accounts, then (i) the Borrower and/or Guarantor, as applicable, shall instruct all Obligors and other Persons obligated in respect of any Collateral Documents or Real Estate to make all payments in respect of the Collateral Documents, and shall use its best efforts to cause them to do so, directly to the Deposit Accounts, and (ii) neither the Borrower nor Guarantor shall be entitled to receive any distribution from the Deposit Accounts.

7.   FINANCIAL COVENANTS. So long as the Line Note remains unpaid or
     -------------------
Bank has any obligation hereunder with respect to the Line:

     7.1  MINIMUM TANGIBLE NET WORTH. Hersha and HHLP shall maintain a
          --------------------------
combined Minimum Tangible Net Worth of  $___, 000,000.00.

     7.2  LEVERAGE: Hersha will be required to maintain a leverage ratio of
          --------
no more than 67% and defined as Total Funded Liabilities divided by Gross Asset Value, measured quarterly.

     7.3  CASH FLOW COVERAGE: Hersha shall maintain an EBITDA/Debt Service
          ------------------
ratio of not less than 1.40x, measured quarterly. For the Hersha's fixed rate funded debt (or floating rate debt that has been hedged via a swap) with maturities of greater than two years, Debt Service shall mean the actual Interest Expense plus scheduled amortization on Indebtedness. For the Hersha's other funded debt, Debt Service shall mean the greater of: (a) Interest Expense plus scheduled amortization on Indebtedness; or (b) the hypothetical annual debt service calculated using Hersha's then outstanding funded debt, an interest rate of the greater of (i) 8% or (ii) 250 basis points over the 10-year Treasury rate, and a 20 year amortization schedule.

     7.4 COLLATERAL POOL DEBT SERVICE COVERAGE: Borrower shall maintain a
         -------------------------------------
minimum Debt Service Coverage ratio of 1.35x (the "MINIMUM DEBT SERVICE COVERAGE RATIO"), measured semi-annually and calculated using the then immediately preceding 4 quarters' NOI for the Collateral Properties, a 20-year amortization schedule and a interest rate equal to the greatest of: (i) the actual interest rate; (ii) 8.0%; or (iii) 250 basis points over the 10-year Treasury rate. If the Collateral Property has been owned for less than 4 quarters, NOI will be calculated by annualizing for the period owned. Borrowers shall have the right to paydown the facility or substitute collateral approved by Bank in order to remain in compliance with this covenant.

     7.5  PURCHASE OF COLLATERAL PROPERTY: If Borrower uses the
          -------------------------------
proceeds of the Line to acquire or cause to be acquired a proposed Substitute Collateral property, then Borrower must demonstrate that such proposed Collateral Property provides at least a 1.0x Debt Service Coverage Ratio on the operating results with regard to such proposed Collateral Property for the previous 12 months (or annualized, if the property does not have 12 months' history). Within 12 months from the acquisition of such proposed Collateral Property, Borrower must demonstrate to the reasonable satisfaction of Bank that such Collateral Property has a 1.35x Debt Service Coverage Ratio.

8.   ACCOUNTING RECORDS, REPORTS AND FINANCIAL STATEMENTS. Borrower will
     ----------------------------------------------------
maintain, and cause Guarantors to maintain, books of record and accounts in which full, correct and current entries in accordance with GAAP will be made of all of its dealings, business and affairs, and Borrower will deliver, or cause to be delivered, to Bank the following:

     8.1  ANNUAL STATEMENTS. As soon as available and in any event
          -----------------
within one hundred twenty (120) days after the end of each fiscal year of Borrower or the Guarantors, the audited consolidated (a) income and retained earnings statements of Borrower and Guarantors for such fiscal year, (b) balance sheet of Borrower and Guarantors as at the end of such fiscal year, and (c) statement of cash flow of Borrower and Guarantors for such fiscal year, all setting forth in comparative form the corresponding figures as at the end of the previous fiscal year, all in reasonable detail, including all supporting schedules and comments. The foregoing statements and balance sheets shall be prepared in accordance with GAAP and shall be audited by independent certified public accountants of recognized standing acceptable to Bank in the reasonable exercise of its discretion with respect to which such accountants shall deliver their unqualified opinion.

     8.2  ANNUAL PROPERTY STATEMENTS. As soon as available and in any event
          --------------------------
within sixty (60) days after the end of each calendar year, rent rolls and operating statements for each property constituting a portion of any of the Collateral Properties, including without limitation a portfolio summary relating to the Collateral Properties in the form approved by Bank.

     8.3  QUARTERLY STATEMENTS. As soon as available and in any event within
          --------------------
sixty (60) days after the close of each fiscal quarter of Borrower and Guarantors, (a) the consolidated income and retained earnings statements of Borrower and Guarantors for such quarter, (b) the consolidated balance sheet of Borrower and Guarantors as of the end of such quarter, (c) the consolidated statement of cash flow of Borrower and Guarantors for such quarter, and (d) a portfolio summary of each property constituting the Real Estate, all setting forth in comparative form the corresponding figures as at the end of the corresponding quarter of the previous fiscal year (if applicable) all in reasonable detail, subject to year end adjustments and certified by the chief financial officer of Borrower and Guarantors to be accurate and to have been prepared in accordance with GAAP.

     8.4  QUARTERLY PROPERTY STATEMENTS. As soon as available and in any
          -----------------------------
event within thirty (30) days after the end of each fiscal quarter of Borrower, rent rolls and operating statements for each property constituting a portion of the Real Estate, including without limitation a portfolio summary relating to the Real Estate in the form approved by Bank.

     8.5  REQUESTED INFORMATION. With reasonable promptness, all such other
          ---------------------
data and information in respect of the condition, operation and affairs of Borrower as Bank may reasonably request from time to time.

     8.6  COMPLIANCE CERTIFICATES. Together with the annual statements
          -----------------------
required by SECTION 8.1 above, a certificate of the chief financial officer of
Borrower: (a) stating that Borrower has observed, performed and complied with each and every undertaking contained herein, (b) setting forth the information and computations (in sufficient detail) required in order to establish whether Borrower was operating in compliance with the financial covenants in Sections
7.1 through 7.4 of this Agreement, and (c) certifying that as of the date of such certification, there does not exist any Event of Default or any occurrence or state of affairs which with the giving of notice, passage of time or both would constitute an Event of Default.

     8.7  ACCOUNTANT'S CERTIFICATE. Together with the annual statements
          ------------------------
required by SECTION 8.1, a report of the independent public accountants who render an opinion with respect to the financial statements referred to therein, stating that they have reviewed the terms of this Agreement and that in making the examinations necessary to their certification mentioned in SECTION 8.1, they have reviewed the accounts and condition of Borrower and Guarantors during the accounting period covered by their certificate and that such review did not disclose the existence of any condition or event which constitutes an Event of Default or a Potential Default (or that such conditions or events existed, describing them).

9.   ENVIRONMENTAL REPRESENTATIONS AND COVENANTS.
     -------------------------------------------

     9.1  REPRESENTATIONS. Borrower, to the best of its knowledge after
          ---------------
due investigation, including without limitation a review of environmental reports previously furnished to Bank, represents to Bank as follows: (a) Borrower is in compliance with all Environmental Requirements and Borrower has no knowledge of any circumstances which may prevent or interfere with such compliance in the future; (b) Borrower has all licenses, permits, approvals and authorizations required under applicable Environmental Requirements; (c) there are no pending or threatened claims against any Borrower or any Obligor related to the failure to comply with any Environmental Requirements, or any facts or circumstances which could give rise to such a claim; (d) no facility or property now or previously owned, operated or leased by any Obligor is an Environmental Cleanup Site; (e) there are no liens or claims for cost reimbursement outstanding or threatened against Borrower or any Obligor or any of their assets (including without limitation the Collateral Properties), or any facts or circumstances which could give rise to such a lien or claim; and (f) there are no facts or circumstances which, under the provisions of any Environmental Requirements, could restrict the use, occupancy or transferability of any of the Collateral or any of the Collateral Properties.

     9.2  REAL PROPERTY. Borrower represents and warrants to Bank that there
          -------------
are no Special Materials presently located on or, to the best of its knowledge, near any Real Estate except for Special Materials which are and have at all times been treated, stored, transported, handled and disposed of in compliance with all Environmental Requirements. Borrower represents to Bank that the Real Estate is not now being used nor, to the best of its knowledge, has it ever been used in the past for activities involving Special Materials, including but not limited to the use, generation, collection, storage, treatment, or disposal of any Special Materials except for Special Materials which are and have at all times been treated, stored, transported, handled and disposed of in compliance with all Environmental Requirements.

     9.3  COVENANT REGARDING COMPLIANCE. Borrower shall take or cause all
          -----------------------------
Obligors to take, at Borrower's and such Obligor's sole expense, such actions as may be necessary to comply with all Environmental Requirements, as hereinafter defined. If Borrower or any such Obligor shall fail to take such action, Bank may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so. All sums so advanced or paid, including all sums advanced or paid by Bank in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, attorney's fees, fines, or other penalty payments, shall be at once repayable by Borrower and all sums so advanced or paid shall become a part of Bank Indebtedness.

     Borrower shall cause all Obligors to maintain all licenses, permits, approvals and authorizations required under applicable Environmental Requirements. In connection with offsite treatment, storage, handling, transportation or disposal of Special Materials, Borrower shall cause all Obligors to conduct such activities only at facilities and with carriers who operate in compliance with all Environmental Requirements and will obtain certificates of compliance or disposal from all contractors retained in connection with such activities.

     9.4  NOTICES. In the event Borrower becomes aware of any past,
          -------
present or future facts or circumstances which have given rise or could give rise to a claim against any Borrower or any Obligor related to a failure to comply with any Environmental Requirements, Borrower will promptly give Bank notice thereof, together with a written statement of an officer of Borrower setting forth the details thereof and the action with respect thereto taken or proposed to be taken with respect thereto.

     9.5  INDEMNITY. Borrower agrees to indemnify, defend and hold harmless
          ---------
Bank, its parents, subsidiaries, successors and assigns, and any officer, director, shareholder, employee, Affiliate or agent of Bank, for all loss, liability, damage, cost and expenses, including, without limitation, attorney's fees and disbursements (including the reasonable allocated cost of in-house counsel and staff) arising from or related to (a) the release of any Special Materials at any of the Collateral Properties, (b) the release of any Special Materials treated, stored, transported, handled, generated or disposed of by or on behalf of Borrower at any third party owned site, failed to comply with all Environmental Requirements, and (c) the breach by Borrower of any representation or covenant in this SECTION 9.

     9.6  TESTING. Bank shall have the right from time to time to designate
          -------
such persons ("ENVIRONMENTAL CONSULTANTS") as Bank may select to visit, inspect, examine and test any or all of the Collateral Properties, for the purpose of investigating compliance with Environmental Requirements, any actual or potential claims related thereto, and any condition which could result in potential liability, cost or expenses to Bank. Borrower will permit, and will use its best efforts to cause all Obligors to permit, such Environmental Consultants to have access to the Collateral Properties and all books, records and reports related to compliance by the Environmental Affiliates with all Environmental Requirements. Borrower will supply, and will use its best efforts to cause all Obligors to supply, Bank or the Environmental Consultants with all information, records, correspondence, audits, reviews and materials related to compliance by

Borrower and such Obligors with alt Environmental Requirements and will make available to Bank or the Environments Consultants appropriate personnel employed by such Environmental Consultants retained by Borrower or such Obligors having knowledge of such matters.

     The cost of such visits, inspections, examination and tests shall be borne by the Borrower. In the event Bank pays such costs, such sums shall be at once repayable by Borrower and all sums so advanced or paid by Bank shall become part of Bank Indebtedness. Notwithstanding the foregoing, Bank shall have no obligation to perform any tests, examinations or inspections or to monitor the compliance of the Real Property with all Environmental Requirements.

     9.7  SURVIVAL. The representations and covenants of Borrower
          --------
contained in this Section 9, including without limitation the indemnification obligation of Borrower, shall survive the occurrence of any event whatsoever, including the payment of the Bank Indebtedness or any investigation by or knowledge of Bank.

10.  CONDITIONS OF CLOSING. The obligation of Bank to make available
     ---------------------
the Line is subject to the performance by Borrower of all of its agreements to be performed hereunder and to the following further conditions:

     10.1 LOAN DOCUMENTS. Simultaneously with the execution and
          --------------
delivery of this Agreement, and from time to time thereafter, Borrower shall execute and deliver, or cause to be executed and delivered, to Bank the following documents and instruments, in form and content satisfactory to Bank (collectively, including this Agreement, the "LOAN DOCUMENTS")::

          (a)     The Line Note;

          (b) Open-End Mortgages and Security Agreements (collectively the "MORTGAGES") from each Borrower in favor of Bank whereby such Borrower grants to Bank a first priority mortgage in and to the Real Estate;

          (c) An Assignment of Interest in Leases and Agreements Affecting Real Estate (collectively the "ASSIGNMENTS") from each Borrower in favor of Bank whereby such Borrower grants to Bank a first priority security interest in all leases, rents and other agreements relating to the Real Estate;

          (d) Security Agreements (collectively the "SECURITY AGREEMENTS") from each Borrower in favor of Bank whereby such Borrower grants to Bank a first priority security interest in all personal property relating to or located in the Real Estate;

          (e) Environmental Indemnity Certificates from each Borrower in favor of Bank;

          (f) Guaranty and Suretyship agreements (the "GUARANTY AGREEMENTS") from the Guarantors pursuant to which Guarantors become a surety to Bank for all present and future liabilities and obligations of Borrower to Bank

          (g) Disclosures for Confession of Judgment executed by Borrower and Guarantors;

          (h) Such additional assignments, agreements, documents and instruments as Bank may now or hereafter require, including, without limitation UCC-1 Financing Statements.

     10.2 ADDITIONAL ITEMS. Simultaneously with the execution and
          ----------------
delivery of this Agreement, and from time to time thereafter, Borrower shall deliver, or cause to be delivered, to Bank the following items, in form and content satisfactory to Bank:

          (a) An opinion of counsel for Borrower and Guarantors as to the validity and enforceability of the Loan Documents, the authority and capacity of the Borrower and Guarantors to execute the Loan Documents and such other matters as Bank may request

          (b) Policies of title insurance (together with an insured closing protection letter) in the form of the standard loan policy adopted by the Commonwealth Land Title Insurance Company or such other form as may be approved by Bank and which shall: (i) insure Bank that the title to the Real Estate is marketable and all existing and future structures, additions, fixtures, and improvements on the Real Estate are free and clear of all liens, encumbrances and exceptions to title except as may be approved by Bank; (ii) contain such endorsements as Bank may reasonably require including, but not limited to, the following: public access, survey, variable rate, future advances, usury, and no violation of conditions or covenants; and (iii) provide affirmative insurance against mechanics' liens on terms acceptable to Bank;

          (c) A certificate or other evidence of fire and general liability insurance meeting the requirements of the Mortgages;

          (d) Certified copies of Borrowers' and each Guarantors' organizational documents (and all amendments thereto) and a certificate of good standing evidencing the subsistence or good standing, as the case may be of Borrower and each Guarantor under the laws of the Commonwealth of Pennsylvania and the state of incorporation of such Borrower or Guarantor, as applicable, and certified copy of the resolutions or consents adopted or other actions taken, if any, by the members, partners or directors or Borrower and Guarantors, as the case may be authorizing the execution, delivery, and performance of the Loan Documents to which Borrower is a party;

          (e) An independent flood certification (with provision for life-of-loan monitoring) of the Collateral Properties that indicates whether or not the Collateral Properties are located in a flood hazard area as defined by the Federal Insurance Administration. Such certification shall contain, at a minimum, the date and complete parcel number of the applicable Federal Emergency Management Agency map;

          (f) Satisfactory (phase I) environmental assessment of the Collateral Properties conducted by an independent and competent environmental consultant or engineering firm satisfactory to Bank, at the expense of Borrower, indicating that the Collateral Properties are not now being used, and have not been used in the past, for any activities involving, directly or indirectly, the use, generation, treatment, storage, or disposal of any hazardous or toxic chemical, material, substance, or waste, of any kind or nature, except for that underground storage tank discussed in such report. Additionally, Borrower shall deliver to the Bank within thirty (30) days an update of the Phase I Environmental Assessments for the Real Estate (specifically, the November 12, 1997 report from TETHYS Consultants, Project No. T-1966, and the May 27, 1998 report from Dawood Engineering, Inc. ) and provide a reliance letter for the benefit of the Bank;

          (g)  Satisfactory Appraisals of the Collateral Properties;

          (h) A survey of the Collateral Properties (the "SURVEY"), showing the locations of all improvements, driveways, fences, encroachments, and easements, recorded and unrecorded, of every nature and kind, (including, without limitation, all easements and encroachments raised as exceptions on the title report) and indicating the sideline, density, and other requirements of all zoning and all other applicable statutes, ordinances, and building codes (as the same may pertain to the location of the improvements). The survey shall be in compliance with the standards of the American Land Title Association, with a certificate of the surveyor of the legal description, and shall be in favor of the title company and Bank;

          (i) Certified copies of all leases, agreements, contracts, including property management and franchise agreements, relating to the Collateral Properties;

          (j) Subordination, Non-Disturbance and Attornment Agreements in form and content satisfactory to Bank, in its sole discretion, executed by any commercial tenant of the Collateral Properties; and

          (k) Such additional certificates, agreements and instruments customarily provided in commercial loan transactions of this type, scope and magnitude.

     10.3  REPRESENTATIONS AND WARRANTIES. All representations and
           ------------------------------
warranties of Borrower set forth in the Loan Documents will be true at and as of the date hereof.

     10.4  NO DEFAULT. No condition or event shall exist or have occurred
           ----------
which would constitute an Event of Default or a Potential Default.

     10.5  ENVIRONMENTAL MATTERS. Bank shall have received a report from an
           ---------------------
environmental consultant or engineer acceptable to Bank, satisfactory in form and substance to Bank as to such environmental matters pertaining to the Collateral Properties as Bank may require.

     10.6  ADDITIONAL DOCUMENTS. Copies of record searches (including UCC
           --------------------
searches and judgments, suits, tax and other lien searches) confirming that Bank has a first priority security interest in the Collateral, acceptable to Bank, shall have been delivered to Bank.

     10.7  NO MATERIAL ADVERSE CHANGE. Bank shall have received evidence
           --------------------------
satisfactory to it that no material adverse change has occurred with respect to Borrower or any Guarantor since December 31, 2003.

     10.8  COMMITMENT FEE. Borrower shall have paid to Bank in full the
           --------------
commitment fee referred to in SECTION 3.3 herein.
                              -----------

     10.9  OTHER DOCUMENTS. Such other documents and instruments as Bank may
           ---------------
reasonably request.

11.  CERTAIN CONDITIONS TO SUBSEQUENT ADVANCES. Subsequent advances
     -----------------------------------------
shall be conditioned upon the following conditions and each Line Request shall constitute a representation by borrower to bank that each condition has been met or satisfied:

     11.1  REPRESENTATIONS AND WARRANTIES. All representations and
           ------------------------------
warranties of Borrower contained herein or in the Loan Documents shall be true at and as of the date of such advance as if made on such date, and each Line Request shall constitute reaffirmation by Borrower that such representations and warranties are then true.

     11.2  NO DEFAULT. No condition or event shall exist or have occurred at
           ----------
or as of the date of such advance that would constitute an Event of Default hereunder or a Potential Default.

     11.3  OWNERSHIP OF COLLATERAL PROPERTIES. At all times, any Collateral
           ----------------------------------
Properties must be wholly owned by either the Borrowers or Guarantors (which must be majority-owned subsidiaries of the Borrowers).

     11.4  ENVIRONMENTAL ASSESSMENTS. Phase I, and if necessary, Phase II
           -------------------------
environmental site assessments shall be ordered in advance and reviewed by Bank prior to any substitution of Collateral.

     11.5  ENTITY QUALIFICATION. Hersha shall at all times be a qualified
           --------------------
real estate investment trust pursuant to United States Internal Revenue Services standards and codes

     11.6  OTHER REQUIREMENTS. Bank shall have received all certificates,
           ------------------
authorizations, affidavits, schedules and other documents which are provided for hereunder or under the Loan Documents, or which Bank may reasonably request.

12.  DEFAULT AND REMEDIES.
     --------------------

     12.1 EVENTS OF DEFAULT. The occurrence of any one or more of the
          -----------------
following events shall constitute an Event or Events of Default hereunder:

          (a) The failure of any Obligor to pay any amount of principal or interest on the Line Note when due, or any fee or other sums payable hereunder and the continuation of such failure for five (5) Business Days following notice thereof from Bank, or the failure to pay any other Bank Indebtedness on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof, or by reason of any requirement for the prepayment thereof, by acceleration or otherwise;

          (b) The failure of any Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein or in any other Loan Document not otherwise specifically constituting an Event of Default under this Section 12.1 and such failure continues unremedied for a period of thirty
(30) days after the earlier of (i) notice from Bank to Borrower of the existence of such failure, or (ii) any officer or principal of Borrower knows or should have known of the existence of such failure, provided that, in the event such failure is incapable of remedy or consists of a default of any of the financial covenants in Sections
7.1 through 7.4 herein, or was willfully caused or permitted by Borrower shall not be entitled to any notice or grace hereunder;

          (c) The failure of any Obligor to pay any Indebtedness for borrowed money due to any third Person or the existence of any other event of default under any loan, security agreement, mortgage or other agreement pertaining thereto binding such Obligor after the expiration of any notice and/or grace periods permitted in such documents;

          (d) The failure of any Obligor to pay or perform any other obligation to Bank under any other agreement or note or otherwise arising, whether or not related to this Agreement, after the expiration of any notice and/or grace periods, if any, permitted in such documents;

          (e) The adjudication of any Obligor as a bankrupt or insolvent, or the entry of an Order for Relief for any Obligor or the entry of an order appointing a receiver or trustee for any Obligor of any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

          (f) A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within 75 days) against any Obligor or any Obligor makes an assignment for the benefit of creditors, or Borrower takes any action to authorize any of the foregoing;

          (g) The suspension of the operation of any Obligor's present business, or any Obligor becoming unable to meet its debts as they mature, or the admission in writing by any Obligor to such effect, or any Obligor calling any meeting of all or any material portion of its creditors for the purpose of debt restructure;

          (h) All or any part of the Collateral or the assets of any Obligor are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

          (i) The entry of a final judgment for the payment of money against any Obligor which, within ten (10) days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within five (5) days after the expiration of any such stay;

          (j) Any representation or warranty of any Obligor in any of the Loan Documents is discovered to be untrue in any material respect or any statement, certificate or data furnished by any Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified;

          (k) Any Obligor voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

          (l) Any Obligor is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, the effect of which order restricts an Obligor from conducting all or any material part of its business;

          (m) A breach by any Obligor occurs under any material agreement, document or instrument, whether heretofore, now or hereafter existing between any such Obligor and any other Person;

          (n) A material and adverse change occurs in any Obligor's operations, management or financial condition or in the value of the Collateral; or

          (o) The loss, suspension, revocation or failure to renew any license or permit now held or hereafter acquired by any Obligor, which loss, suspension, revocation or failure to renew might have a material adverse effect on the business profits, assets or financial condition of any such Obligor. Additionally, any termination of the Franchise Agreements for the Real Estate (specifically, the Mainstay Suites Franchise Agreement dated November 30, 1997; the Sleep Inn Franchise Agreement dated November 30, 1997; and the Holiday Inn Express Hotel & Suites Conversion and License Agreement dated December 22,
1999), or any other franchise agreement relating to the Real Estate without the prior written consent of the Bank.

     12.2  REMEDIES. At the option of Bank, upon the occurrence of an
           --------
Event of Default, or at any time thereafter:

          (a) The entire unpaid principal of the Line, all other Bank Indebtedness, or any part thereof, all interest accrued thereon, all fees due hereunder and all other obligations of Borrower to Bank hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

          (b) The Line will immediately terminate and the Borrower will receive no further extensions of credit thereunder;

          (c) Bank may increase the interest rate on the Line to the Default Rate, without notice;

          (d)  Bank may exercise all of the rights and remedies set forth in
Section 4 herein.

          (e) Bank may enter the premises occupied by Borrower and take possession of the Collateral and any records relating thereto; and/or

          (f) Bank may exercise each and every right and remedy granted to it under the Loan Documents, under the Uniform Commercial Code and under any other applicable law or at equity.

     If an Event of Default occurs under SECTION 12.1(e), (f) OR (g), all Bank
                                         ---------------------------
Indebtedness shall become immediately due and payable.

     12.3  SALE OR OTHER DISPOSITION OF COLLATERAL. The sale or other
           ---------------------------------------
disposition of the Collateral, or any part thereof, by Bank after an Event of Default may be for cash, credit or any combination thereof, and Bank may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Bank Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. Bank shall have the right to conduct such sales at Borrower's premises, at Borrower's expense, or elsewhere, on such occasion or occasions as Bank may see fit. Any notice required to be given by Bank of a sale or other disposition or other intended action by Bank with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified in SECTION 13.1 below, at least five (5)
                                     ------------
business days prior to such proposed action, shall constitute, fair and reasonable notice to Borrower of any such action. The net proceeds realized by Bank upon any such sale or other disposition, after deduction for the expenses of holding, preparing for sale, selling or otherwise disposing of the Collateral incurred by Bank in connection therewith and all other costs and expenses related thereto including attorney fees, shall be applied in such order as Bank, in its sole discretion, elects, toward satisfaction of the Bank Indebtedness. Bank shall account to Borrower for any surplus realized upon such sale or other disposition, and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Bank's security interest in the Collateral. Borrower agrees that Bank has no obligation to preserve rights to the Collateral against any other parties. Bank shall be under no obligation to marshall any assets in favor of Borrower or any other party or against or in payment of any or all of the Bank Indebtedness.

     12.4  SET-0FF. Without limiting the rights of Bank under applicable
           -------
law, Bank has and may exercise a right of set-off, a lien against and a security interest in all property of Borrower now or at any time in Bank's possession in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account with Bank, as security for all Bank Indebtedness. At any time and from time to time following the occurrence of an Event of Default or a Potential Default, or Bank may without notice or demand, set off and apply any and all deposits {general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit of Borrower against any or all of the Bank Indebtedness and Borrower's obligations under the Loan Documents.

     If any bank account of Borrower with Bank is attached or otherwise liened or levied upon by any third party, Bank need not await the running of any applicable grace period hereunder, but Bank shall have and be deemed to have the immediate right of set-off and may apply the funds or amount thus set-off against Borrower's obligations to Bank.

     12.5  DELAY OR OMISSION NOT WAIVER. Neither the failure nor any
           ----------------------------
delay on the part of Bank to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Bank. No single, partial or full exercise of any rights, remedies, powers and privileges by Bank shall preclude further or other exercise thereof. No course of dealing between Bank and Borrower shall operate as or be deemed to constitute a waiver of Bank's rights under the Loan Documents or affect the duties or obligations of Borrower.

     12.6  REMEDIES CUMULATIVE; CONSENTS. The rights, remedies, powers and
           -----------------------------
privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Bank's favor at law or in equity. Whenever Bank's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Bank.

     12.7  CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Borrower agrees
           ----------------------------------------------
to pay on demand all costs and expenses of Bank, including without limitation:

          (a) all costs and expenses in connection with the preparation, review, negotiation, execution, delivery and administration of the Loan Documents, and the other documents to be delivered in connection therewith, or any amendments, extensions and increases to any of the foregoing (including, without limitation, attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax clearance certificates, as Bank deems advisable;

          (b) all losses, costs and expenses in connection with the enforcement, protection and preservation of Bank's rights or remedies under the Loan Documents, or any other agreement relating to any Bank Indebtedness, or in connection with legal advice relating to the rights or responsibilities of Bank (including without limitation court costs, attorney's fees and expenses of accountants and appraisers); and

          (c) any and alt stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Bank may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Borrower shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Bank in its discretion, may make expenditures for such purposes and the amount so expended (including attorney's fees and expenses, filing fees and other charges) shall be payable by Borrower on demand and shall constitute part of the Bank Indebtedness.

     With respect to any amount required to be paid by Borrower under this Section, in the event Borrower fails to pay such amount on demand, Borrower shall also pay to Bank interest thereon at the Default Rate. Borrower's obligations under this Section shall survive termination of this Agreement.

     12.8  TIME IS OF THE ESSENCE. Time is of the essence in Borrower's
           ----------------------
performance of their obligations under the Loan Documents.

     13.  COMMUNICATIONS AND NOTICES.
          --------------------------

          13.1  COMMUNICATIONS AND NOTICES. All notices, requests and other
                --------------------------
communications made or given in connection with the Loan Documents shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, or registered or certified mail, return receipt requested, or by telecopy with the original forwarded by first-class mail, in all cases, with charges prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

         To Borrower:

                    Hersha Hospitality Trust
                    Penn Mutual Towers
                    510 Walnut Street, 9th Floor
                    Philadelphia, PA 19106
                    Attention: Ashish Parikh
                    Phone: 215-238-1046
                    Fax: 215-238-0157


          With a copy to:

                    Shah & Byler, LLP
                    Penn Mutual Towers
                    510 Walnut Street, 9th Floor
                    Philadelphia, PA 19106
                    Attention: Lok Mohapatra
                    Phone: 215-238-1045
                    Fax: 215-238-0157


          To Bank:

                    Sovereign Bank
                    1500 Market Street
                    Concourse Level
                    Philadelphia, PA 19103
                    Attention: Matthew A. Anzideo
                    Phone: 267-256-2856
                    Fax: 267-256-2823


          With a copy to:

                    Stradley Ronon Stevens & Young, LLP
                    Great Valley Corporate Center
                    30 Valley Stream Parkway
                    Malvern, PA 19355

                    Attention: Valentino F. DiGiorgio, III, Esquire
                    Phone: 610-640-5800
                    Fax: 610-640-1965


14.  WAIVERS.
     -------

     14.1  WAIVERS. IN CONNECTION WITH ANY PROCEEDINGS UNDER THE LOAN
           -------
DOCUMENTS, INCLUDING WITHOUT LIMITATION ANY ACTION BY BANK IN REPLEVIN, FORECLOSURE OR OTHER COURT PROCESS OR IN CONNECTION WITH ANY OTHER ACTION RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREUNDER, BORROWER WAIVES:

          (a)  ALL ERRORS, DEFECTS AND IMPERFECTIONS IN SUCH PROCEEDINGS;

          (b) ALL BENEFITS UNDER ANY PRESENT OR FUTURE LAWS EXEMPTING ANY PROPERTY, REAL OR PERSONAL, OR ANY PART OF ANY PROCEEDS THEREOF FROM ATTACHMENT, LEVY OR SALE UNDER EXECUTION, OR PROVIDING FOR ANY STAY OF EXECUTION TO BE ISSUED ON ANY JUDGMENT RECOVERED UNDER ANY OF THE LOAN DOCUMENTS OR IN ANY REPLEVIN OR FORECLOSURE PROCEEDING, OR OTHERWISE PROVIDING FOR ANY VALUATION, APPRAISAL OR EXEMPTION;

          (c) ALL RIGHTS TO INQUISITION ON ANY REAL ESTATE, WHICH REAL ESTATE MAY BE LEVIED UPON PURSUANT TO A JUDGMENT OBTAINED UNDER ANY OF THE LOAN DOCUMENTS AND SOLD UPON ANY WRIT OF EXECUTION ISSUED THEREON IN WHOLE OR IN PART, IN ANY ORDER DESIRED BY BANK;

          (d) PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST OF ANY OF THE LOAN DOCUMENTS, INCLUDING THE LINE NOTE;

          (e) ANY REQUIREMENT FOR BONDS, SECURITY OR SURETIES REQUIRED BY STATUTE, COURT RULE OR OTHERWISE;

          (f) ANY DEMAND FOR POSSESSION OF COLLATERAL PRIOR TO COMMENCEMENT OF ANY SUIT; AND

          (g) ALL RIGHTS TO CLAIM OR RECOVER ATTORNEY'S FEES AND COSTS IN THE EVENT THAT BORROWER IS SUCCESSFUL IN ANY ACTION TO REMOVE, SUSPEND OR ENFORCE A JUDGMENT ENTERED BY CONFESSION.

     14.2  FORBEARANCE. Bank may release, compromise, forbear with
           -----------
respect to, waive, suspend, extend or renew any of the terms of the Loan Documents, without notice to Borrower.

     14.3  LIMITATION ON LIABILITY. Borrower shall be responsible for
           -----------------------
and Bank is hereby released from any claim or liability in connection with:

          (a)  Safekeeping any Collateral;

          (b)  Any loss or damage to any Collateral;

          (c)  Any diminution in value of the Collateral; or

          (d)  Any act or default of another Person.

     Bank shall only be liable for any act or omission on its part constituting willful misconduct. In the event that Bank breaches its required standard of conduct, Borrower agrees that Bank's liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Borrower brings suit against Bank in connection with the transactions contemplated hereunder and Bank is found not to be liable, Borrower will indemnify and hold Bank harmless from all costs and expenses, including attorney's fees, incurred by Bank in connection with such suit. This Agreement is not _ intended to obligate Bank to take any action with respect to the Collateral or to incur expenses or perform any obligation or duty of Borrower.

15.  SUBMISSION TO JURISDICTION.
     --------------------------

     15.1  SUBMISSION TO JURISDICTION. Borrower hereby consents to the
           --------------------------
exclusive jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to Bank's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder shall be litigated in such courts, and Borrower waives any objection which they may have based on lack of personal jurisdiction, improper venue or forum non conveniens to the conduct of any
                                --------------------
proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in SECTION 13.1. Borrower
                                                     ------------
hereby irrevocably appoints any officer, trustee, or partner of either of them as their agent for the purpose of accepting service of any process within the Commonwealth of Pennsylvania. Nothing contained in this SECTION 15.1 shall
                                                         ------------
affect the right of Bank to serve legal process in any other manner permitted by law or affect the right of Bank to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

16.  MISCELLANEOUS.
     -------------

     16.1  BROKERS. The transaction contemplated hereunder was brought
           -------
about and entered into by Bank and Borrower acting as principals and without any brokers, agents or finders being the effective procuring cause hereof. Borrower represents to Bank that Borrower has not committed Bank to the payment of any brokerage fee or commission in connection with this transaction. Whether any such claim is made against Bank by any broker, finder or agent or any other Person, Borrower agrees to indemnify, defend and hold Bank harmless against any such claim, at Borrower's own cost and expense, including Bank's attorneys' fees. Borrower further agrees that until any such claim or demand is adjudicated in Bank's favor, the amount claimed and/or demanded shall be deemed part of the Bank Indebtedness secured by the Collateral.

     16.2  NO JOINT VENTURE. Nothing contained herein is intended to permit
           ----------------
or authorize Borrower to make any contract on behalf of Bank, nor shall this Agreement be construed as creating a partnership, joint venture or making Bank an investor in Borrower.

     16.3 SURVIVAL. All covenants, agreements, representations and
          --------
warranties made by Borrower in the Loan Documents or made by or on its behalf in connection with the transactions contemplated here shall be true at all times this Agreement is in effect and shall survive the execution and delivery of the Loan Documents, any investigation at any time made by Bank or on its behalf and the making by Bank of the loans or advances to Borrower. All statements contained.in any certificate, statement or other document delivered by or on behalf of Borrower pursuant hereto or in connection with the transactions contemplated hereunder shall be deemed representations and warranties by Borrower.

     16.4  NO ASSIGNMENT BY BORROWER. Borrower may not assign any of its
           -------------------------
rights hereunder without the prior written consent of Bank, and Bank shall not be required to lend hereunder except to Borrower as it presently exists.

     16.5  ASSIGNMENT OR SALE BY BANK. Bank may sell, assign or participate
           --------------------------
all or a portion of its interest in the Loan Documents and in connection therewith may make available to any prospective purchaser, assignee or participant any information relative to Borrower in its possession.

     16.6  BINDING EFFECT. This Agreement and all rights and powers granted
           --------------
hereby will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     16.7  SEVERABILITY. The provisions of this Agreement and all other Loan
           ------------
Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     16.8  NO THIRD PARTY BENEFICIARIES. The rights and benefits of this
           ----------------------------
Agreement and the Loan Documents shall not inure to the benefit of any third party.

     16.9  MODIFICATIONS. No modification of this Agreement or any of the
           -------------
Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

     16.10  HOLIDAYS. If the day provided herein for the payment of any
            --------
amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

     16.11  LAW GOVERNING. This Agreement has been made, executed and
            -------------
delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

     16.12  INTEGRATION. The Loan Documents shall be construed as integrated
            -----------
and complementary of each other, and as augmenting and not restricting Bank's rights, powers, remedies and security. The Loan Documents contain the entire understanding of the parties thereto with respect to the matters contained therein and supersede all prior agreements and understandings between the parties with respect to the subject matter thereof and do not require parol or extrinsic evidence in order to reflect the intent of the parties. In the event of any inconsistency between the terms of this Agreement and the terms of the other Loan Documents, the terms of this Agreement shall prevail.

     16.13  EXHIBITS AND SCHEDULES. All exhibits and schedules attached
            ----------------------
hereto are hereby made a part of this Agreement.

     16.14  HEADINGS. The headings of the Articles, Sections, paragraphs and
            --------
clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     16.15  COUNTERPARTS. This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     16.16  WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK WAIVE ANY
            --------------------------------
RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WTTH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WTTH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

                       [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Witness/Attest:               MAKER:

                              2844 ASSOCIATES, a Pennsylvania limited
                              partnership


                              By: Hersha Hospitality, LLC, a Virginia
                                  limited liability company, its
                                  sole general partner

                                  By:
----------------------               -------------------------------------
                                     Jay H. Shah, Manager

                              HHLP VALLEY FORGE ASSOCIATES, a
                              Pennsylvania limited partnership

                              By: Hersha Hospitality, LLC, a Virginia
                                  limited liability company, its
                                  sole general partner

                                  By:
----------------------               -------------------------------------
                                     Jay H. Shah, Manager



                              BANK

                              SOVEREIGN BANK, a national banking
                              association

                              By:
                                 -------------------------------------

COMMONWEALTH OF PENNSYLVANIA             :
                                         : SS
COUNTY OF PHILADELPHIA                   :


          ON THIS, the ______ day of July, 2004, before me, a Notary Public, the undersigned officer, personally appeared Jay H. Shah, who acknowledged himself to be Manager of Hersha Hospitality, LLC, a Virginia limited liability company, the sole general partner of 2844 Associates, a Pennsylvania limited partnership, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


          IN  WITNESS  WHEREOF,  I  have hereunto set my hand and official seal.



                                          ------------------------------------
                                          Notary Public



                                          My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA             :
                                         : SS
COUNTY OF PHILADELPHIA                   :



          ON THIS, the ______ day of July, 2004, before me, a Notary Public, the undersigned officer, personally appeared Jay H. Shah, who acknowledged himself to be Manager of Hersha Hospitality, LLC, a Virginia limited liability company, the sole general partner of HHLP Valley Forge Associates, a Pennsylvania limited partnership, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN  WITNESS  WHEREOF,  I  have hereunto set my hand and official seal.



                                          ------------------------------------
                                          Notary Public



                                          My Commission Expires:

                                     CONSENT


          The undersigned, as Guarantors, consent to all terms and conditions contained in this Agreement and agree to be bound by all terms and provisions of this Agreement.

          The undersigned agrees to observe and perform all covenants and agreements in this Agreement to be observed or performed by the undersigned.

     The undersigned have executed this consent with the intent to be legally bound and in order to induce Sovereign Bank to enter into this Agreement.



Witness:                      GUARANTORS:


                              HERSHA HOSPITALITY TRUST, a
                              Maryland real estate investment trust


                              By:
                                 ---------------------------------------
                                   Name:
                                   Title:

                              HERSHA HOSPITALITY LIMITED
                              PARTNERSHIP, a Virginia limited partnership



                              By: Hersha Hospitality Trust, a
                              Maryland Real Estate Investment Trust

                              By:
                                 ---------------------------------------
                                   Name:
                                   Title:

COMMONWEALTH OF PENNSYLVANIA             :
                                         : SS
COUNTY OF PHILADELPHIA                   :


          ON THIS, the ______ day of July, 2004, before me, a Notary Public, the undersigned officer, personally appeared ___________, who acknowledged himself to be the ________ of Hersha Hospitality Trust, a Maryland real estate investment trust, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN  WITNESS  WHEREOF,  I  have hereunto set my hand and official seal.



                                          ------------------------------------
                                          Notary Public



                                          My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA             :
                                         : SS
COUNTY OF PHILADELPHIA                   :


          ON THIS, the ______ day of July, 2004, before me, a Notary Public, the undersigned officer, personally appeared _______________, who acknowledged himself to be the ________ of Hersha Hospitality Trust, a Maryland real estate investment trust, sole general partner of Hersha Hospitality Limited Partnership, a Virginia limited partnership, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN  WITNESS  WHEREOF,  I  have hereunto set my hand and official seal.



                                          ------------------------------------
                                          Notary Public



                                          My Commission Expires:

                                    SCHEDULES
                                    ---------

Schedule 5.3        Ownership Interests, Pledges, etc. of Borrower

Schedule 5.4        Stock owned by Borrower

Schedule 5.7 Pending or Threatened Litigation or Proceedings Against or Affecting Borrower

Schedule 5.13 Names (including tradenames) and Addresses of Borrower, identifying chief executive office

Schedule 5 .18      Liens and Encumbrances

Schedule 5.22 Permitted Bank Accounts (including name and address of depository bank)

Schedule 6.1        Permitted Indebtedness for Borrowed Money

Schedule 6.7        Permitted Liens and Security Interests

Schedule 6.16       Permitted Loans to Affiliates, Shareholders, Officers or
                    Directors